Exhibit 99.1

Slinger to Acquire PlaySight, a Pioneer and Leader in Global Sports Technology

Today’s acquisition accelerates Slinger’s connected sports technology strategy with PlaySight’s proven technology platform, live streaming and performance sports video expertise

BALTIMORE, October 12, 2021 (GLOBE NEWSWIRE) — Slinger (OTCQB: SLBG), a leading connected sports company, today announced that it has agreed to acquire PlaySight Interactive Ltd. (www.playsight.com), a pioneer and leader across sports video technology, data capture, high performance analytics and automated video production.

Coupled with the recent acquisitions of Foundation Tennis and GAMEFACE.AI, the acquisition of PlaySight immediately expands Slinger’s footprint in the global tennis market, significantly enhances its R&D and AI video capabilities, taps into automated production, live streaming, data and analytics, as well as media and content opportunities and accelerates its growth into new sports with a proven and industry-leading global platform. PlaySight will also bring a growing, recurring revenue stream of sports clients and content subscribers to Slinger.

“This is a truly historic day for Slinger, bringing together the recent series of closed and announced acquisitions and supporting our evolution into a leading global connected sports company,” said Mike Ballardie, CEO of Slinger. “PlaySight pioneered the deployment of AI video technology and analysis in tennis and other major sports and is now amongst the largest technology providers in the market.”

“Our goal is to create a full suite of ‘Watch, Play and Learn’ solutions, the three largest commercial activities in every sport. To accomplish this, we are building a 360-degree platform of products and services to meet the needs of our tennis consumers today, and for other major sports over the next few years. With the acquisition of Foundation Tennis and the announced deals to acquire PlaySight and GAMEFACE.AI, we now have the pieces in place to serve today’s sports consumer in a multitude of ways, from a SaaS business platform to video, streaming and production to artificial intelligence,” continued Ballardie.”

“When I first founded PlaySight with my partner and our CTO Evgeni Khazanov, we had big plans to bring AI video technology to all levels of tennis and ball sports. It has been an amazing journey with a great team, and I believe that Slinger is the right company to take our technology platform to new heights in tennis and our other key sports,” said PlaySight Interactive Co-Founder and CEO, Chen Shachar. “We share many commonalities from the launch in tennis to the focus on consumer and sports connectivity. Mike and his team have very bold aspirations to build a leading global brand powered by AI technology, and we are thrilled to join their team and add our capabilities and experience. I believe Slinger is very well positioned to further commercialize PlaySight’s technology and drive even more meaningful value for athletes, coaches, teams, fans and the entire sports market.”

Selected twice by Fast Company as one of the Most Innovative Companies in Sports, PlaySight first launched its proprietary SmartCourt™ platform in tennis, its flagship sport. Today, hundreds of thousands of athletes, coaches and fans use PlaySight each day across all major sports, from leading tennis federations, academies, colleges and multi-sport destination venues to NBA Champions and professional sports clubs and leagues.

Since inception, PlaySight has attracted investment from industry leaders including Billie Jean King, Novak Djokovic, Chris Evert, Pete Sampras and PlaySight Ambassadors Darren Cahill, Ana Ivanovic, Tommy Haas, and Paul Annacone. Other notable investors include Verizon Ventures, Greg Norman’s Great White Shark Opportunity Fund, Unbound Ventures, SoftBank Ventures Asia, NAVER, OurCrowd, and Tennis Partners, the former owners of the Indian Wells/BNP Paribas Masters Series.

“We see immediate complimentary business integrations across our brand portfolio that will better serve the tennis ecosystem, as well as drive exciting longer-term commercial opportunities through the integration of advanced technologies across the entire Slinger portfolio,” concluded Ballardie.

George Mackin, PlaySight Chairman and former owner of Tennis.com and Tennis Magazine, commented, “The board is excited to have PlaySight as a significant part of the visionary Slinger Group of companies, and I am looking forward to working with Mike and his team in architecting an industry-leading connected sports company in the coming months and years.”

Deal Terms

Upon closing, Slinger will acquire 100 percent of the issued and outstanding shares of PlaySight in exchange for 28,333,333 shares of Slinger’s common stock plus additional contingent (earnout) considerations. The transaction is valued at an estimated $82,000,000 based on the Slinger’s previous market close.

Dechert, LLP and Naschitz, Brandes, Amir & Co. are serving as advisors to Slinger. Sullivan & Triggs, LLP, Shiffer, Schneider and Co., and MJ Hudson are serving as advisors to PlaySight.

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About Slinger

Slinger® is a leading connected sports company focused on delivering innovative, game improvement technologies and equipment across tennis and other ball sports. Slinger® enhances the skill and enjoyment levels of players of all ages and abilities, and is initially focused on building its brand within the global tennis market, through its Slinger Bag® Tennis Ball Launcher and Accessories. Slinger has underpinned its proof of concept with over $250M of retail value in global distribution agreements since the Spring of 2020 for the Slinger Bag®. Led by CEO Mike Ballardie, the former Prince CEO and Wilson EMEA racquet sports executive, Slinger® is disrupting what are traditional global sports markets with its patented, highly transportable, and affordable Slinger Bag® Launcher and its suite of connected app and SaaS services.

About PlaySight Interactive Ltd

PlaySight® connects sports across the globe with its Smart Sports AI technology. Selected twice by Fast Company as one of the top 10 Most Innovative Companies in Sports, PlaySight® delivers a pro-level video technology experience to hundreds of thousands of athletes, coaches, teams and fans in over 30 sports, including tennis, baseball, soccer and basketball. Its platform is trusted and utilized daily for automated production live streaming, multi-angle video recording, performance analysis, VAR, content monetization and much more. PlaySight® is connected throughout the NBA, MLB, NHL and the NCAA. Leading sports facilities, academies and federations rely on its technology to get an edge, including LakePoint Sports, IMG Academy and the United States Tennis Association’s National Campus.

Slinger Bag Disclaimer: Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve a high degree of risk and uncertainty, are predictions only and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include the uncertainty regarding viability and market acceptance of Slinger’s products and services, the ability to complete development plans in a timely manner, changes in relationships with third parties, product mix sold by Slinger and other factors described in Slinger’s most recent periodic filings with the Securities and Exchange Commission, including its 2021 Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Forward-Looking Statements: This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to Slinger’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

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ENDS

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Slinger Bag Inc.

Slinger Acquires Sports Tech

Leader, PlaySight